EXHIBIT 10.24.1

*Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment which has been filed separately with the SEC.

THIRD AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT (the “Amendment”) is made and entered into to be effective as of the 3rd day of July, 2012, by and between THE GATEWAY TO NASHVILLE, L.L.C., a Tennessee limited liability company, with its principal office and place of business in Nashville, Tennessee (“Landlord”), and CUMBERLAND EMERGING TECHNOLOGIES, INC., a Tennessee corporation, with its principal office and place of business in Nashville, Tennessee (“Tenant”).

WITNESSETH:

WHEREAS, pursuant to that certain Amended and Restated Lease Agreement made by and between Landlord and Tenant dated November 11, 2004, as amended by that First Amendment to Amended and Restated Lease Agreement dated as of August 23, 2005, and as amended by that Second Amendment to Amended and Restated Lease Agreement dated as of January 9, 2006 (as amended, the “Lease”), Landlord leased and demised to Tenant, and Tenant leased from Landlord, the Premises, consisting of the Original Premises and the New Premises; and

WHEREAS, Landlord and Tenant desire to amend the Lease to provide for an expansion of the Premises and an extension of the term and otherwise, pursuant to the terms and conditions hereof.

NOW, THEREFORE, for and in consideration of the foregoing premises and the mutual covenants, terms and conditions recited hereinafter, and for such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

1. Capitalized terms used herein shall have the meaning given in the Lease unless otherwise defined herein.

2. Effective as of October 1, 2012 (the “Effective Date”), the Premises shall be deemed to include the space known as Suite 102 on the First Floor of the Building and more particularly described on the Floor Plan attached to this Amendment as Exhibit A and incorporated herein by this reference with approximately 6,718 rentable square feet (the “Expansion Space”). Further, the Premises shall be deemed to include the space known as Suite 106 on the First Floor of the Building and more particularly described on Exhibit A with approximately 543 useable square feet (which shall not be deemed to include any common area factor) (the “Storage Space”).

3. From and after the Effective Date, the Premises shall be deemed to include the current Premises of approximately 6,890 rentable square feet, the Expansion Space and the Storage Space, for a total of approximately 14,151 rentable square feet.

4. The Term of the Lease is hereby extended to April 30, 2018. Annual Rent and Monthly Rent payable from and after the Effective Date for the Current Premises, the Expansion Space and the Storage Space shall be as follows:

Current Premises

From	To	$/SF	Annual Rent	Monthly Rent
10/1/2012	3/31/2013	$[***]	N/A	$[***]
4/1/2013	7/8/2013	$[***]	N/A	$[***]
7/9/2013	7/8/2014	$[***]	$[***]	$[***]
7/9/2014	7/8/2015	$[***]	$[***]	$[***]
7/9/2015	7/8/2016	$[***]	$[***]	$[***]
7/9/2016	7/8/2017	$[***]	$[***]	$[***]
7/9/2017	4/30/2018	$[***]	N/A	$[***]

1st Renewal Term
5/1/2018	4/30/2019	$[***]	$[***]	$[***]
5/1/2019	4/30/2020	$[***]	$[***]	$[***]
5/1/2020	4/30/2021	$[***]	$[***]	$[***]
5/1/2021	4/30/2022	$[***]	$[***]	$[***]
5/1/2022	4/30/2023	$[***]	$[***]	$[***]

2nd Renewal Term
5/1/2023	4/30/2024	$[***]	$[***]	$[***]
5/1/2024	4/30/2025	$[***]	$[***]	$[***]
5/1/2025	4/30/2026	$[***]	$[***]	$[***]
5/1/2026	4/30/2027	$[***]	$[***]	$[***]
5/1/2027	4/30/2028	$[***]	$[***]	$[***]

Expansion Space

From	To	$/SF	Annual Rent	Monthly Rent
10/1/2012	4/30/2013	$[***]	N/A	$[***]
5/1/2013	7/8/2013	$[***]	N/A	$[***]
7/9/2013	7/8/2014	$[***]	$[***]	$[***]
7/9/2014	7/8/2015	$[***]	$[***]	$[***]
7/9/2015	7/8/2016	$[***]	$[***]	$[***]
7/9/2016	7/8/2017	$[***]	$[***]	$[***]
7/9/2017	4/30/2018	$[***]	N/A	$[***]

1st Extension Term
5/1/2018	4/30/2019	$[***]	$[***]	$[***]
5/1/2019	4/30/2020	$[***]	$[***]	$[***]
5/1/2020	4/30/2021	$[***]	$[***]	$[***]
5/1/2021	4/30/2022	$[***]	$[***]	$[***]
5/1/2022	4/30/2023	$[***]	$[***]	$[***]

2nd Extension Term
5/1/2023	4/30/2024	$[***]	$[***]	$[***]
5/1/2024	4/30/2025	$[***]	$[***]	$[***]
5/1/2025	4/30/2026	$[***]	$[***]	$[***]
5/1/2026	4/30/2027	$[***]	$[***]	$[***]
5/1/2027	4/30/2028	$[***]	$[***]	$[***]

Storage Space
From	To	$/SF	Annual Rent	Monthly Rent
10/1/2012	3/31/2013	$[***]	N/A	$[***]
4/30/2013	10/31/2013	$[***]	N/A	N/A
11/1/2013	7/8/2014	$[***]	N/A	$[***]
7/9/2014	7/8/2015	$[***]	$[***]	$[***]
7/9/2015	7/8/2016	$[***]	$[***]	$[***]
7/9/2016	7/8/2017	$[***]	$[***]	$[***]
7/9/2017	4/30/2018	$[***]	N/A	$[***]

1st Extension Term
5/1/2018	4/30/2019	$[***]	$[***]	$[***]
5/1/2019	4/30/2020	$[***]	$[***]	$[***]
5/1/2020	4/30/2021	$[***]	$[***]	$[***]
5/1/2021	4/30/2022	$[***]	$[***]	$[***]
5/1/2022	4/30/2023	$[***]	$[***]	$[***]

2nd Extension Term
5/1/2023	4/30/2024	$[***]	$[***]	$[***]
5/1/2024	4/30/2025	$[***]	$[***]	$[***]
5/1/2025	4/30/2026	$[***]	$[***]	$[***]
5/1/2026	4/30/2027	$[***]	$[***]	$[***]
5/1/2027	4/30/2028	$[***]	$[***]	$[***]

5. If Tenant is not in default under the Lease at the time of such notice and extension, Tenant may extend the Term on two (2) additional occasions for an Extension Term of five (5) years by providing written notice to Landlord of Tenant’s election to extend the Term no later than one hundred eighty (180) days prior to the end of the then current Term. The Monthly Rent and Annual Rent during the 1st Extension Term and the 2nd Extension shall be as set forth above.

6. Tenant agrees to accept the Expansion Space and the Storage Space in their “as is” condition. Landlord shall have no obligation to make improvements to the Premises as a result of this Amendment. Tenant shall have access to the Expansion Space and Storage Space prior to the Effective Date to complete renovations to the space; Landlord shall have the right to approve any plans for Tenant’s work, which approval shall not be unreasonably withheld, conditioned or delayed.

7. The provisions of the Lease are hereby modified as set forth below. If there are any conflicts between the Lease and the provisions hereinafter set forth, the provisions set forth in this Amendment shall govern.

(a) Tenant shall be entitled to up to twenty-four (24) additional parking permits for parking; provided, however, that Tenant shall not be required to have issued all such permits except upon request, and the charge for such permits shall be prorated for any partial month in which the permits are issued.

(b) Subject to proration as set forth above, Tenant’s cost for the additional parking permits for 2012 shall be [***] per month for each parking pass issued according to the Schedule for the A Lot, the B Lot, The Gateway to Nashville Lot, or other lot provided by Landlord. On the first day of each calendar year, the cost for each parking pass shall increase by [***] over the cost for the previous year. Notwithstanding the foregoing, Landlord may increase the costs of parking passes from time to time to levels generally applicable to rates of other tenants within the Cummins Station and Baggage Buildings.

(c) The existing provisions of the Lease shall continue to apply to the present entitlement of parking pass; however, if Tenant exercises the option for the 2nd Extension Term, the provisions of subsection (b) above shall apply to all parking passes at then applicable parking pass costs.

8. The existing Section 33 of the Lease applies to the Existing Space, but in the event that Tenant exercises the option for the 2nd Extension Term, the follow provisions will apply to the Existing Space. The following provisions are applicable to the Expansion Space and the Storage Space from and after the Effective Date.

(a) Base Rent Adjustment. The Base Rent Adjustment shall be calculated and paid as follows:

(i) “Rentable Area” (“RA”) in the Premises is hereby stipulated to be 14,151 rentable square feet.

(ii) Tenant’s “Proportionate Share” shall be equal to a fraction the numerator of which is the RA in the Premises and the denominator of which is RA in the Building in the amount of 58,250 rentable square feet. Tenant’s Proportionate Share shall be [***]; provided, however, that until the Existing Space becomes subject to the provisions of this Section, the Existing Space will be excluded from the calculation of Proportionate Share, and the Proportionate Share shall be [***].

(iii) Tenant will pay Tenant’s Proportionate Share of any and all increases in ad valorem and property taxes based upon the value of the Building, its assets, improvements and the land associated with the same (collectively, the “Building Taxes”) above the Building Taxes for 2012 (the “Base Year”).

(iv) Tenant will pay Tenant’s Proportionate Share of any and all increases in the costs and premiums for Landlord’s insurance covering and associated with the Building, its assets, improvements, and the land associated with the same and the use of such building assets, improvements, and land (collectively, “Landlord’s Building Insurance”) above the Base Year.

(v) For each Calendar Year (as hereinafter defined) during the term commencing on January 1, 2015, Tenant agrees to pay to Landlord, as additional rent, Tenant’s Proportionate Share of any increase in Operating Expenses (as hereinafter defined) incurred by Landlord’s operation or maintenance of the Building above the Operating Expenses for 2014 (the “Operating Expense Base Year”); provided, however that the increase in controllable Operating Expenses shall not exceed [***] over the preceding Calendar Year; provided, further, however, that any actual increase in Operating Expenses not recovered by Landlord due to the foregoing limitation shall be carried forward into succeeding Calendar Years during the Term (subject to the foregoing limitation) to the extent necessary until fully recouped by Landlord. For purposes of this provision, “controllable Operating Expenses” are those the rates or expenses of which can be controlled by Landlord using negotiation, market pressures or Landlord’s own discretion, and which are not established due to governmental or quasi-governmental rate-setting or by statute, ordinance, or regulations, including without limitation charges for governmental services, utilities and wages to the extent mandated by governmental action. This limitation shall not in any event apply to Building Taxes, Landlord’s Building Insurance or utilities provided at Tenant’s expense within the Premises.

(vi) If during any Calendar Year (including the Base Year or the Operating Expense Base Year) the occupancy of rentable area in the Building is less than ninety-five percent (95%) full, then Operating Expenses will be adjusted for such Calendar Year as though at least 95% of the rentable area had been occupied.

(vii) For the next Calendar Year after the Operating Expense Base Year, as applicable, and for each Calendar Year thereafter during the term, Landlord shall estimate the amount the Operating Expenses are expected to increase for such Calendar Year above the Operating Expense Base year.

(viii) The term “Calendar Year” shall mean each of the twelve month periods (or any portion thereof) during the Term beginning on January 1 and ending on the next following December 31.

(ix) The term “Operating Expenses” means all expenses and disbursements (subject to the limitations set forth below) that Landlord incurs in connection with the operation, and maintenance of the Building, determined in accordance with sound accounting principles consistently applied, including the following costs: (A) wages and salaries of all on-site employees at or below the grade of senior building manager engaged in the operation, maintenance or security of the Building (together with Landlord’s reasonable allocation of expenses of off-site employees at or below the grade of senior building manager who perform a portion of their services in connection with the operation, maintenance or security of the Building), including taxes, insurance and benefits relating thereto; (B) all supplies and materials used in the operation, maintenance, repair, replacement, and security of the Building; (C) costs for improvements made to the Building which, although capital in nature, are expected to reduce the normal operating costs (including all utility costs) of the Building, as amortized using a commercially reasonable interest rate over the time period reasonably estimated by Landlord to recover the costs thereof taking into consideration the anticipated cost savings, as determined by Landlord using its good faith, commercially reasonable judgment; (D) cost of all utilities, except the cost of other utilities reimbursable to Landlord by the Building’s tenants other than pursuant to a provision similar to this subparagraph; (E) repairs, replacements, and general maintenance of the Building; (F) fair market rental and other costs with respect to the management office for the Building; and (G) service, maintenance and management contracts with independent contractors for the operation, maintenance, management, repair, replacement, or security of the Building (including alarm service, window cleaning, and elevator maintenance).

(x) Operating Expenses shall not include costs for (i) capital improvements made to the Building, other than capital improvements described in subsection (ix)(c) above and except for items which are generally considered maintenance and repair items, such as painting of Common Areas (as hereinafter defined), replacement of carpet and flooring in Common Areas, and the like; (ii) repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties; (iii) interest, amortization or other payments on loans to Landlord; (iv) depreciation; (v) leasing commissions; (vi) legal expenses for services, other than those that benefit the Building tenants generally (e.g., tax disputes); (vii) renovating or otherwise improving leasable space for occupants of the Building or vacant space (not including Common Areas) in the Building; (viii) Building Taxes; (ix) Landlord’s Building Insurance; and (x) federal income taxes imposed on or measured by the income of Landlord from the operation of the Building. Operating Expenses for the Base Year and Operating Expense Base Year shall not include costs incurred due to extraordinary circumstances, including market-wide labor rate increases due to boycotts and strikes; utility rate increases due to extraordinary circumstances, including conservation surcharges, boycotts, embargos or other shortages; insurance deductibles; or amortized costs relating to capital improvements.

(xi) For each Calendar Year during the Term (or during any fractional part of a Calendar Year, with Tenant’s obligation in such case to be prorated), Tenant shall pay an amount equal to (a) Tenant’s Proportionate Share of any increase in Building Taxes and Landlord’s Building Insurance (collectively, the “Taxes and Insurance”) for such Calendar Year over Taxes and Insurance for the Base Year plus (b) Tenant’s Proportionate Share of the amount by which Operating Expenses exceed the Operating Expense Base Year, the sum of which shall hereafter be referred to as the “Base Rent Adjustment.” For this purpose, Landlord may estimate the amount of the Base Rent Adjustment for each Calendar Year or portion thereof during the Term, and Tenant’s Rent shall be increased by such estimated amount (the “Estimated Base Rent Adjustment”). The Estimated Base Rent Adjustment shall be divided by twelve and paid to Landlord as Additional Rent monthly on the same day the Base Rent is due and payable.

(xii) Within one hundred fifty (150) days or as soon thereafter as may be reasonably practicable after the conclusion of each Calendar Year during the Term, Landlord shall furnish to Tenant a report describing the actual amount of Taxes and Insurance and the Operating Expenses for such Calendar Year and the actual Base Rent Adjustment. A lump sum payment shall be made by Landlord to Tenant or by Tenant to Landlord, as appropriate, within ten (10) days after the delivery of such report equal to the amount of any difference between the actual Base Rent Adjustment payable by Tenant pursuant to this Section 2 and the Estimated Base Rent Adjustment paid to Landlord by Tenant for the Calendar Year in question. For a ninety (90) day period following the giving of such report, Landlord shall afford Tenant reasonable access to Landlord’s books and records with respect to Taxes and Insurance and Operating Expenses to enable Tenant to verify the amount of Taxes and Insurance that are the basis for the computation of the actual Base Rent Adjustment and the actual amount of the difference to be paid by Tenant or Landlord, as applicable; or, in lieu of such right of inspection, Landlord may, in its sole discretion, provide Tenant with an audit of Landlord’s books and records with respect to such amounts prepared by an independent certified public accountant.

(xiii) Tenant’s obligation to pay any and all Additional Rent under the Lease will continue and will cover all periods up to the Expiration Date of the Term. Tenant’s obligation to pay any and all Additional Rent, including without limitation any Base Rent Adjustment will survive any expiration and/or termination of the Lease or Tenant’s possession of the Premises.

9. This Amendment may be executed by each of the parties hereto in separate counterparts with the same effect as if all parties hereto executed the same counterpart. Each such counterpart shall be deemed an original and all of such counterparts together shall constitute one and the same instrument. A counterpart executed by a party hereto and transmitted to the other parties hereto via facsimile will have the same effect as the delivery of the original counterpart.

10. Except as herein modified and amended, the terms and conditions of the Lease shall remain in full force and effect.

11. This Amendment shall be governed by and construed in accordance with the laws of the State of Tennessee.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the day and year first above written.

LANDLORD:

THE GATEWAY TO NASHVILLE, L.L.C., a Tennessee limited liability company

By:	/s/ Zachary P. Liff
ZACHARY P. LIFF, Chief Manager

TENANT:

CUMBERLAND EMERGING TECHNOLOGIES, INC., a Tennessee corporation

By:	/s/ A.J. Kazimi
Print Name:	A.J. Kazimi
Title:	Chief Executive Officer

EXHIBIT A

FLOOR PLAN